Exhibit 32

CERTIFICATION PURSUANT 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Angelo S. Morini, Chief Executive Officer and Chief Financial Officer of Anutra Corporation (the “Company”), certify, pursuant to 18 U.S.C 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) OR 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: September 12, 2018	/s/ Angelo S. Morini
Chief Executive Officer
Chief Financial Officer